EXHIBIT 10(c)

                    AMENDED AND RESTATED REDEMPTION AGREEMENT
                                    (Midland)


        THIS AMENDED AND RESTATED REDEMPTION AGREEMENT (the "Agreement"), executed as of the 5th day of March 1998, is made effective as of the 12th day of January, 1998, among REGENCY CENTERS, L.P., a Delaware limited partnership (the "Partnership"), REGENCY REALTY CORPORATION, a Florida corporation and the general partner of the Partnership ("Regency" or the "General Partner"), the persons listed on the signature pages hereto, and their permitted transferees.

                                   Background

        Pursuant to the terms of the Contribution Agreement (as defined below), certain properties and assets will be contributed to the Partnership in exchange for units of limited partnership interest in the Partnership (the "Units"). Regency has agreed, pursuant to the Contribution Agreement, that the Units issued to the Limited Partners will be redeemable for Common Stock of Regency.

        The parties wish to amend and restate the Redemption Agreement that was signed on January 12, 1998 in order to (i) add additional Contributors (as defined herein) and (ii) to amend the notice provisions hereof to provide for notice under certain circumstances to the Limited Partners of a sale event that will trigger income tax liability.

        Accordingly, the parties agree as follows:

        1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

             Additional Units has the meaning given to such term in the Contribution Agreement.

             Affiliate means any person controlling, controlled by or under common control with the person in question.

             Business Day has the meaning given to that term in the Partnership Agreement.

             Cash Amount means an amount of cash arrived at by multiplying
   (i) the number of Units that are the subject of a Notice of Redemption times (ii) the Unit Adjustment Factor times (iii) the Value on the Valuation Date of a Share.

             Common Stock means the voting common stock, $0.01 par value, of Regency.

             Contribution Agreement means the Contribution Agreement of even date herewith to which Regency, Midland Development Group, Inc. and others are parties, as it may be amended from time to time.

             First Closing has the meaning given to such term in the Contribution Agreement.

             First Closing Cash Amount means an amount in cash for each Unit being redeemed equal to (i) $26.5813 times (ii) the Unit Adjustment Factor.

             First Closing Redemption means a redemption, effective at the First Closing, involving the redemption of Units issued at the First Closing immediately following such issuance, in exchange for the First Closing Cash Amount.

             Limited Partners means (i) the Contributors (as defined in the Contribution Agreement and also including the entities shown on the signature pages hereto as Intervening Contributors), and (ii) the Unit Recipients (as defined in the Contribution Agreement) to whom the Contributors will distribute Units, whose names are set forth on Schedule A to this Agreement, and their Permitted Transferees. A Limited Partner shall cease to be a party to this Agreement if it no longer holds any Units and has no right to receive Additional Units.

             Mandatory Subsequent Closing Redemption means a mandatory redemption pursuant to Section 2.3 of Additional Units issued to a Limited Partner who has exercised a First Closing Redemption.

             Notice of Redemption means the Notice of Redemption and Investor Questionnaire substantially in the form of Exhibit A to this Agreement, as it may be amended from time to time by the General Partner effective upon written notice to the Limited Partners.

             Partnership means Regency Centers, L.P., a Delaware limited partnership.

             Partnership Agreement means the Agreement of Limited Partnership of the Partnership, as it may be amended from time to time.

             Permitted Transferees means as to a Limited Partner (i) any Affiliate of the Limited Partner, (ii) in the case of a Limited Partner who is a natural person, such natural person's spouse, parents, descendants, nephews, nieces, brothers and sisters, and one or more trusts for the benefit of any of the foregoing, (iii) in the case of a Limited Partner that is a trust, any beneficiary of the trust, or if the Limited Partner is another form of entity, the direct or indirect equity owners of the Limited Partner, and (iv) in the case of Units that are not Pledged Units, a lender to which such Units are pledged to secure a bona fide obligation of the Limited Partner and any transferee who takes title in accordance with the rights of such lender under the instruments evidencing such obligation.

             Pledged Units has the meaning set forth in Section 2.6.

             Redeeming Partner means a Limited Partner who duly exercises a Redemption Right pursuant to this Agreement.

             Redemption Amount means the Share Amount or, as determined by the General Partner in its sole and absolute discretion, the Cash Amount.

             Redemption Right has the meaning set forth in Section 2.1 hereof.

             Regency means Regency Realty Corporation, a Florida corporation, together with any successor.

             Securities Act means the Securities Act of 1933, as amended.

             Share Amount means a number of Shares arrived at by multiplying
   (i) the number of Units that are the subject of a Notice of Redemption times (ii) the Unit Adjustment Factor.

             Shares means (i) the Common Stock of Regency, and (ii) any securities issuable with respect to Shares as a result of the application of Section 4.

             Specified Redemption Date means the later of (i) the close of business, Eastern Time, on the date specified by the Redeeming Partner in such Partner's Notice of Redemption, or (ii) the close of business, Eastern Time, on the first Business Day after the date in clause (i) if such date is not a Business Day, or (iii) the close of business, Eastern

   Time, on the tenth Business Day after receipt by the General Partner of a Notice of Redemption.

             Subsequent Closing has the meaning given to such term in the Contribution Agreement.

             Unit means a Class 2 unit of interest in the Partnership acquired by a Limited Partner pursuant to the Contribution Agreement, and includes any Additional Unit.

             Unit Adjustment Factor means initially 1.0; provided that, in order to prevent dilution or enlargement of distribution rights, in the event that Regency (i) declares or pays a dividend on its outstanding Common Stock in Common Stock or makes a distribution to all holders of its outstanding Common Stock in Common Stock, (ii) subdivides its outstanding Common Stock, or (iii) combines its outstanding Common Stock into a smaller number of shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

             Value means, with respect to a Share, the average of the daily market price of the Common Stock for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day,
   (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by Regency, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by Regency, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the Common Stock shall be determined by Regency's board of directors acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

             Valuation Date means, except as provided in Section 2.3 with respect to a Mandatory Subsequent Closing Redemption, the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

             Windfall Distribution Amount has the meaning given to such term in the Contribution Agreement.

        2.   Redemption of Units.

             2.1. Exercise; Subordination to Original Limited Partners. Subject to the provisions of this Agreement and to the redemption rights set forth in the Partnership Agreement of the Original Limited Partners (including the holders of Class A Units) (as those terms are defined in the Partnership Agreement), each Limited Partner shall have the right (the "Redemption Right") to require the Partnership to redeem any Unit held by such Limited Partner (the "Redeeming Partner"). A Redeeming Partner may not exercise the Redemption Right for less than 1,000 Units or, if such Redeeming Partner holds less than 1,000 Units, all of the Units held by such Redeeming Partner.
        If on any Specified Redemption Date it is impossible to satisfy the Redemption Rights of Limited Partners exercising Redemption Rights pursuant to this Agreement and the rights of the Original Limited Partners exercising redemption rights pursuant to the Partnership Agreement (e.g., because payment of the Cash Amount would violate applicable law and payment of the Share Amount would violate the REIT transfer restrictions in the Company's Articles of Incorporation), in such event the Original Limited Partnership or Class A Units submitted for redemption by the Original Limited Partners shall be redeemed first, before the Units submitted for redemption by the Limited Partners shall be redeemed. Regency covenants that it will not amend its Articles of Incorporation in a manner that would adversely affect the Redemption Rights of the Limited Partners except where the amendment is for the purpose of preserving the Company's status as a REIT or a domestically controlled REIT.

                  2.1.1. First Closing Redemption. A Limited Partner who has elected to exercise the Redemption Right at the First Closing, by so electing at least seven (7) Business Days prior to the First Closing on election forms distributed by Midland Development Group, Inc., its Affiliates and Regency, shall be entitled to receive at the First Closing the First Closing Cash Amount for each Unit as to which such Redeeming Partner has elected to make a First Closing Redemption, plus the applicable portion of any Windfall Distribution Amount as provided in Section 2.2.3. A Limited Partner who fails to submit such election forms or who fails to affirmatively specify on such election forms that he does not wish to exercise the Redemption Right as to all or any portion of his Units at the First Closing shall be deemed to have exercised the Redemption Right at the First Closing with respect to all his Units. In addition, even though a Limited Partner has affirmatively elected not to exercise the Redemption Right at the First Closing, in the event that the closing price of the Common Stock on the New York Stock Exchange is less than $24 per Share on the Business Day immediately preceding the date of the First Closing, each such Limited Partner shall have the right, by telecopied written notice delivered to the General Partner (the receipt of which shall be confirmed by telephone) on the date of the First Closing, to elect to immediately redeem all or any Units issued to such Limited Partner at the First Closing for the First Closing Cash Amount, plus the applicable portion of any Windfall Distribution Amount as provided in Section 2.2.3, which shall be payable no later than seven (7) Business Days after the First Closing. The Contribution Agreement contemplates that Units will be issued at the First Closing directly to the Unit Recipients (as defined in the Contribution Agreement) listed on Schedule A, rather than to the Contributors (as defined in the Contribution Agreement) who are parties hereto for distribution in turn to the Unit Recipients. Accordingly, it is contemplated that such Unit Recipients, rather than the Contributors, will have the right to make the elections set forth in this section, and all references herein to the Limited Partners means the Unit Recipients rather than the Contributors.

                  2.1.2. Other Redemptions. A Redemption Right other than pursuant to a First Closing Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Redeeming Partner. Such redemption shall occur on the Specified Redemption Date. A Redeeming Partner may exercise a Redemption Right any time and any number of times.

             2.2. Payment.

                  2.2.1. First Closing Redemption. If a Limited Partner has duly elected (or been deemed to have elected) to make a First Closing Redemption with respect to all or any portion of the Units issuable to the Limited Partner at the First Closing, Regency, and not the Partnership, shall be required to pay the First Closing Cash Amount at the First Closing for each Unit that is the subject of such First Closing Redemption, plus the applicable portion of any Windfall Distribution Amount as provided in Section 2.2.3 (or on the date specified in Section 2.1.1 in the event of a First Closing Redemption duly made on the date of the First Closing by reason of the closing price of the Common Stock being less than $24 per Share on the preceding Business Day). Regency, and not the Partnership, shall be required to pay such redemption price.

                  2.2.2. Other Redemptions. Except with respect to a First Closing Redemption or a Mandatory Subsequent Closing Redemption and except as provided in Section 2.4, the General Partner shall have the right to elect to fund the Redemption Amount through the issuance of (i) the Share Amount or (ii) the Cash Amount.

                  2.2.3. Additional Redemption Price. Anything in this Agreement to the contrary notwithstanding, in the event that (i) a Specified Redemption Date occurs prior to the first Partnership Record Date (as defined in the Partnership Agreement) to occur after the Units being redeemed were issued, (ii) such Units were not issued on the day immediately following a Partnership Record Date (as defined in the Partnership Agreement), and (iii) such Units are being redeemed for the First Closing Cash Amount or the Cash Amount, the redemption price payable for the Units being redeemed shall be increased by that portion of the Windfall Distribution Amount allocable to the Units being redeemed.

             2.3. Mandatory Subsequent Closing Redemption. Certain Limited Partners have the right to receive certain Additional Units pursuant to the provisions of the Contribution Agreement. If a Redeeming Partner entitled to Additional Units exercises a Redemption Right on one or more occasions with respect to Units issued at the First Closing or is deemed to exercise a Redemption Right as to all the Units issued to such Limited Partner at the First Closing ("Initial Redeemed Units") and before Additional Units are issued, then such Redeeming Partner shall be deemed to have exercised a Mandatory Subsequent Closing Redemption with respect to the corresponding percentage of Additional Units thereafter issuable with respect to such Initial Redeemed Units, based on the number of Initial Redeemed Units redeemed as a percentage of the total number of Units issued to the Redeeming Partner at the First Closing. Additionally, to the extent that subsequent to the First Closing a Limited Partner ceases to be a Limited Partner by reason of having redeemed all his or her Units, such person shall be deemed to have exercised a Mandatory Subsequent Closing Redemption with respect to all the Additional Units thereafter issuable to such person. To the extent that (i) the Initial Redeemed Units were redeemed for the First Closing Cash Amount, with respect to the corresponding percentage of the Additional Units required to be redeemed hereunder, and (ii) to the extent that subsequent to the First Closing a Limited Partner ceases to be a Limited Partner by reason of having redeem all his or her Units, with respect to all the Additional Units issuable to the former Limited Partner,Regency, and not the General Partner, shall be required to pay the Redemption Amount in the form of the Cash Amount, plus the applicable portion of any Windfall Distribution Amount as provided in Section 2.2.3. Regency, and not the General Partner, shall be required to pay such redemption price. For purposes of computing such Cash Amount, the Value shall be the value required by the Contribution Agreement to be used in calculating the number of Additional Units to be issued at the Subsequent Closing. For example, if Additional Units are issued at a Subsequent Closing based on a valuation of $26.5813 per Unit, $26.5813 shall be deemed to be the Value for computing such Cash Amount rather than the Value as of the date of the Subsequent Closing.

             2.4. Redemption of Units Issued in Respect of Hamilton and St. Ann, the Midland Group Earn-Out and Evans Crossing Land Earn-Out. Anything in this Agreement to the contrary notwithstanding (including but not limited to Sections 4 and 5), Regency shall have the right to require that (i) any Units issued to persons holding interests in the Hamilton Meadows and St. Ann Escrows (as defined in the Contribution Agreement), and (ii) any Additional Units issued with respect to the Midland Group Earn-Out or the Evans Crossing Land Earn-Out (as those terms are defined in the Contribution Agreement) be redeemed at the Closing at which such Units are issued, at a redemption price equal to the First Closing Cash Amount, plus the applicable portion of any Windfall Distribution Amount as provided in Section 2.2.3. If Regency does not exercise such right by delivering written notice thereof at least seven (7) Business Days prior to the Closing, any Limited Partner entitled to receive such Units shall have the right to require Regency to redeem all or any portion of such Units at the Closing at which they are issued, for the redemption price set forth in the foregoing sentence, by delivering written notice of such exercise to Regency within seven (7) Business Days prior to the date of the Closing.

             2.5. Conditions. As a condition to exercising a Redemption Right, each Redeeming Partner shall execute a Notice of Redemption in the form attached as Exhibit B and execute such other documents and take such other actions as the General Partner may reasonably require, including a Foreign Investment and Real Property Tax Act ("FIRPTA") or similar state and/or local affidavit (or make appropriate arrangements for deposit with the General Partner for payment to the Internal Revenue Service or any state or local governmental authority of the amount required for the General Partner to comply with the withholding provisions of such federal, state and local laws, and if applicable, providing a withholding certificate evidencing the Redeeming Partner's right to a reduced rate of FIRPTA withholding). As a further condition to exercising a Redemption Right, the Units to be redeemed shall be delivered to the Partnership or Regency, as the case may be, free and clear of all liens, security interests, deeds of trust, pledges and other encumbrances of any nature whatsoever (collectively the "Liens"), subject to the provisions of Section 6.3 of the Partnership Agreement (withholding). In the event any Lien exists with respect to the Units to be redeemed, neither the Partnership nor Regency (if Regency assumes the Redemption Right pursuant to Section 3) shall have any obligation to redeem such Units, unless, in connection therewith, the General Partner has elected or is required to pay a portion of the Redemption Amount in cash and such cash is sufficient to discharge such Lien. Each Redeeming Partner hereby expressly authorizes the General Partner to apply such portion of such cash as may be necessary to discharge such Lien in full.

             2.6. Security Interest. Adjustment Units (as defined in the Contribution Agreement) issued in a private placement at the First Closing are required to be pledged to Regency, and additional Units issued pursuant to the Contribution Agreement may be required to be pledged by the Midland Principals (as defined in the Contribution Agreement) to Regency and the Partnership pursuant to Article 13 of the Contribution Agreement (collectively, the "Pledged Units"). A Limited Partner may not exercise a Redemption Right with respect to Pledged Units that constitute Adjustment Units unless and until such Units have been released from the Liens encumbering such Units. In the event a Redeeming Partner exercises a Redemption Right with respect to Pledged Units other than Adjustment Units, or in the event a Redeeming Partner has previously exercised a Redemption Right with respect to Units and the corresponding Additional Units to be redeemed are Pledged Units, then such Redeeming Partner, as a condition to the receipt of the Redemption Amount with respect to such Pledged Units, shall be required to pledge and grant to Regency and the Partnership a first priority security interest in any and all Shares and/or cash delivered in payment of the redemption price with respect to such Pledged Units and shall be required to consent to Regency holding such Shares and/or cash as "Collateral" under Article 13 of the Contribution Agreement; provided, however, if cash is to be paid to the Redeeming Partner with respect to such Pledged Units, then such Redeeming Partner shall have the right to substitute a letter of credit for such cash price as provided in Section 13.7.2(f) of the Contribution Agreement.

             2.7. Additional Rights. In case Regency shall issue rights, options or warrants to all holders of its Shares entitling them to subscribe for or purchase Shares or other securities convertible into Shares at a price per share less than the current per share market price as of the day before the "ex date" with respect to the issuance or distribution requiring such computation, each Limited Partner holding Redemption Rights shall be entitled to receive such number of such rights, options or warrants, as the case may be, as he would have been entitled to receive had he exercised all of his then existing Redemption Rights immediately prior to the record date for such issuance by Regency. The term "ex date" shall mean the first date on which Shares trade regularly without the right to receive such issuance or distribution. In case the Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of Shares or a stock dividend described in the definition of Unit Adjustment Factor), then and in each such event the Limited Partners holding Redemption Rights shall have the right thereafter to exercise their Redemption Rights for the kind and amount of shares and other securities and property that would have been received upon such reorganization, reclassification or other change by holders of the number of Shares with respect to which such Redemption Rights could have been exercised immediately prior to such reorganization, reclassification or change.

             2.8. Distributions. A Redeeming Partner exercising a Redemption Right with a Specified Redemption Date after a Partnership Record Date on which the Redeeming Partner held the Units being redeemed and prior to the payment of the distribution of Available Cash relating to such Partnership Record Date shall retain the right to receive such distribution with respect to such Units redeemed on such Specified Redemption Date. Except as provided in the preceding sentence, anything in the Partnership Agreement to the contrary notwithstanding, the Redeeming Partner shall have no right, with respect to any Unit so redeemed, to receive any distributions paid by the Partnership after the Specified Redemption Date.

             2.9. Limitation on Redemption Rights of Midland Principals. Anything herein to the contrary notwithstanding, the Midland Principals (as defined in the Contribution Agreement) may redeem Units at a Closing for the First Closing Amount only to the extent that they collectively hold at least 67% of the aggregate consideration they receive at such Closing (other than Units they receive for their interests in the Hamilton Meadows and St. Ann Properties and other than Units representing the Midland Group Earn-Out (as defined in the Contribution Agreement)) in the form of Units not so redeemed (the "Minimum Unit Requirement"). In the event that the elections of the Midland Principals to immediately redeem Units for the First Closing Amount do not in the aggregate satisfy the Minimum Unit Requirement, each Midland Principal will be deemed to elect to retain a pro rata number of Units based on the percentage allocations set forth on Schedule 2.2(c) to the Contribution Agreement sufficient in the aggregate to satisfy the Minimum Unit Requirement.

        3. Regency's Assumption of Right. Notwithstanding the provisions of Section 2, Regency may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right by paying to the Redeeming Partner the applicable redemption price on the Specified Redemption Date, whereupon Regency shall acquire the Units offered for redemption by the Redeeming Partner. In the event Regency shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership and Regency shall treat the transaction between Regency and the Redeeming Partner as a sale of the Redeeming Partner's Units to Regency for federal income tax purposes. Regency agrees that whenever the Partnership elects to pay the Share Amount, Regency shall guarantee the Partnership's obligation to pay the Share Amount.

        4. Business Combinations. Regency shall not engage in any merger, consolidation or other business combination or transaction with or into another person or sale of all or substantially all of its assets, or any reclassification, or recapitalization (other than a change in par value, or a change in the number of shares of Common Stock resulting from a subdivision or combination as described in the definition of Unit Adjustment Factor) ("Transaction"), unless as a result of the Transaction such other person (i) agrees that each Limited Partner shall thereafter remain entitled to exchange each Unit owned by such Limited Partner (after application of the Unit Adjustment Factor) for an amount of cash, securities, or other property equal to the greatest amount of cash, securities or other property paid to a holder of one Share in consideration of one Share which a Limited Partner would have received at any time during the period from and after the date on which the Transaction is consummated, as if the Limited Partner had exercised its Redemption Right immediately prior to the Transaction and received the Share Amount, and (ii) agrees to assume the General Partner's obligations under this Agreement, provided, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding shares of Common Stock, the holders of Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Redemption Right and received the Share Amount in redemption of its Units immediately prior to the expiration of such purchase, tender or exchange offer. Prior to consummating any such Transaction, Regency shall cause appropriate amendments to be made to this Agreement pursuant to Article 4 (including the definitions of Shares, Unit Adjustment Factor and Value) to carry out the intent of the parties that the rights of the Limited Partners hereunder shall not be prejudiced as the result of any such Transaction.

        5.   Notices From Regency.

             5.1. Sales of Assets. The General Partner agrees that (a) so long as there remain outstanding fifty percent (50%) of the total number of Units (i) which were issued at Closings theretofore held pursuant to the Contribution Agreement and (ii) which were not redeemed pursuant to a First Closing Redemption or a Mandatory Subsequent Closing Redemption (such Units are referred to hereinafter as the "Remaining Units"), or (b) until March 1, 2003, if later, the General Partner shall provide each holder of Remaining Units with notice of any sale or other taxable transfer of a Property deemed to be contributed by such holder (or such holder's predecessor in interest) to the Partnership pursuant to the Contribution Agreement, within 60 days after the closing of such sale or other transfer, in order to enable such holder to plan for the cash it will need to pay the income tax liability it will incur as a result of such transaction. Such notice obligation shall not apply to any transfer of a Property in a tax-deferred exchange.

             5.2. Periodic Reports. Regency shall promptly furnish to the Limited Partners all periodic reports and other communications that Regency sends to its own shareholders from time to time.

             5.3. Changes in Unit Adjustment Factor. The General Partner shall notify each Limited Partner in writing of any change made to the Unit Adjustment Factor within ten (10) business days of the date such change becomes effective.

             5.4. Partnership Dissolution. Upon the occurrence of any event causing the termination and dissolution of the Partnership pursuant to
   Section 13.1 of the Partnership Agreement prior to the end of its stated term, the General Partner shall provide written notice to the Limited Partners, giving them at least 20 days in which to exercise their Redemption Right prior to the distribution of any proceeds from the liquidation of the Partnership.

        6. Amendments. This Agreement may be amended with the written consent of the Partnership, the General Partner and Limited Partners holding a majority of the Units then outstanding (exclusive of Units held by the General Partner, Regency or any of their Affiliates). In addition, Regency may amend this Agreement without the consent of any other person to carry out the intent of Section 4.

        7. Notices. All notices hereunder shall be sent in the manner set forth in Section 15.1 of the Partnership Agreement.

        8. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws and judicial decisions of the State of Delaware, without regard to the principles of conflicts of law.

        9. Miscellaneous. All captions in this Agreement are for convenience only and shall in no way define, limit, extend or describe the scope or intent of any provisions hereof. This Agreement constitutes the entire agreement among the parties with respect to the matters contained herein and may not be modified or amended in any matter other than pursuant to Section 4. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. This Agreement shall terminate simultaneously with any termination prior to the First Closing of the Contribution Agreement.

        10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

   THE MIDLAND PRINCIPALS:            REGENCY REALTY CORPORATION


   /s/ Lee S. Wielansky               By:  /s/ Bruce M. Johnson
   Lee S. Wielansky                        Bruce M. Johnson
                                           Managing Director and CFO

   /s/ Stephen M. Notestine
   Stephen M. Notestine
                                      REGENCY CENTERS, L.P.

   /s/ Joseph H. Apter
   Joseph H. Apter                    By:  Regency Realty Corporation
                                           Its General Partner

   /s/ Rodney K. Jones
   Rodney K. Jones                         By:  /s/ Bruce M. Johnson
                                                Bruce M. Johnson
   /s/ Ned M. Brickman                          Managing Director and CFO
   Ned M. Brickman

   Third Party Management Assets



                                 MIDLAND DEVELOPMENT GROUP, INC.,
                                 a Missouri Corporation


                                 By:  /s/ Lee S. Wielansky
                                     Lee S. Wielansky, President

   OTR Eastern Properties
     Bent Tree Plaza (North Carolina)
     Westchester Plaza (Ohio)
     Hamilton Meadows (Ohio)
     Brookville Plaza (Virginia)
     Lakeshore (Michigan)
     Evans Crossing (Georgia)
     Statler Square (Virginia)
     Kernersville Marketplace (North Carolina)
     Maynard Crossing (North Carolina)
     Shoppes at Mason (Ohio)
     Lake Pine Plaza (North Carolina)


                                 OTR/MIDLAND REALTY HOLDINGS, LTD.,
                                 an Ohio Limited Liability Company

                                 By:  Midland Realty Holdings L.L.C.,
                                      a Missouri Limited Liability Company,
                                      Managing Member


                                      By:  /s/ Lee S. Wielansky
                                           Lee S. Wielansky, Managing Member

   Beckett Commons Shopping Center
   No. 1712




                                 BECKETT PARTNERS LIMITED PARTNER-
                                 SHIP, an Ohio Limited Partnership

                                 By:  Midland-Beckett Limited Partnership,
                                      a Missouri Limited Partnership, General
                                      Partner

                                      By:  Beckett Equities, Inc., a Missouri
                                           Corporation, General Partner


                                           By:  /s/ Lee S. Wielansky
                                                Lee S. Wielansky, President

   East Pointe Shopping Center
   No. 1709




                                 REYNOLDSBURG PARTNERS,
                                 an Ohio General Partnership


                                 By:  Midland Reynoldsburg Development
                                      Company Limited Partnership, a
                                      Missouri Limited Partnership, Managing
                                      General Partner

                                      By:  Reynoldsburg Equities, Inc., a
                                           Missouri Corporation, General
                                           Partner


                                           By:  /s/ Lee S. Wielansky
                                                Lee S. Wielansky
                                                Managing Member

   Franklin Square
   No. 1705



                                 MIDLAND FRANKFORT DEVELOPMENT CO.
                                 L.L.C., a Kentucky Limited Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager


                                 By:  /s/ Ned M. Brickman
                                      Ned M. Brickman, Manager


                                 By:  /s/ Stephen M. Notestine
                                      Stephen M. Notestine, Manager

   Maxtown Road Shopping Center
   No. 1710




                                 MAXTOWN PARTNERS, LTD.,
                                 an Ohio Limited Liability Company

                                 By:  Maxtown Development Company L.L.C.,
                                      a Missouri Limited Liability Company,
                                      Voting Member


                                      By:  /s/ Lee S. Wielansky
                                           Lee S. Wielansky, Managing Member


                                      By:  /s/ Ned M. Brickman
                                           Ned M. Brickman, Managing Member

   St. Ann Square
   No. 1706



                                 K & M DEVELOPMENT COMPANY,
                                 a Missouri General Partnership


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Managing Partner

   Worthington Park Centre
   No. 1711




                                 WORTHINGTON DEVELOPMENT COMPANY,
                                 an Ohio General Partnership


                                 By:  /s/ Ned M. Brickman
                                      Ned M. Brickman, Managing General
                                        Partner

   Acquisition Contracts


                                 MIDLAND ACQUISITIONS, INC.



                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, President

   Acquisition Contracts


                                 MIDLAND RALEIGH ACQUISITIONS, LLC,
                                 a North Carolina Limited Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Acquisition Contracts


                                 MIDLAND DALLAS ACQUISITIONS, INC.


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, President

   Acquisition Contracts



                                 MIDLAND MICHIGAN ACQUISITIONS, INC.


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, President

   Monument




                                 MIDLAND MONUMENT DEVELOPMENT
                                 COMPANY, a Colorado Limited
                                 Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Cheyenne, WY




                                 MIDLAND CHEYENNE, WY DEVELOPMENT
                                 COMPANY, a Wyoming Limited
                                 Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Charlottesville




                                 MIDLAND CHARLOTTESVILLE DEVELOP-
                                 MENT COMPANY, a Virginia Limited
                                 Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Waterford




                                 MIDLAND WATERFORD DEVELOPMENT
                                 COMPANY, a Michigan Limited
                                 Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Parker/Stroh




                                 MIDLAND PARKER DEVELOPMENT
                                 LLC, a Colorado Limited
                                 Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Manager

   Creekside
   Village Center
   Garner
   Windmiller




                                 MIDLAND REALTY HOLDINGS, L.L.C.,
                                 a Missouri Limited Liability Company


                                 By:  /s/ Lee S. Wielansky
                                      Lee S. Wielansky, Managing Member

                                   SCHEDULE A

                                 Unit Recipients


   [to be added]

                                    EXHIBIT A

                 NOTICE OF REDEMPTION AND INVESTOR QUESTIONNAIRE


        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Redemption Agreement to which the undersigned, Regency Centers, L.P. and Regency Realty Corporation are parties (the "Agreement").

        1. Notice of Redemption. The undersigned, being the record owner of Units (not giving effect to the application of the Unit Adjustment Factor) in the Partnership, in accordance with the terms of the Agreement, hereby irrevocably (a) exercises the option to redeem the number of Units set forth below for Shares (after giving effect to the application of the Unit Adjustment Factor) or into such other cash, securities or other property as shall be authorized under the terms of the Agreement, (b) surrenders such Units and all right, title and interest therein, subject to the provisions of the Agreement, and (c) directs that the Shares issuable or other consideration deliverable upon exercise of the Redemption Right be delivered to the undersigned at the address specified below, and, if applicable, that a new certificate representing ownership of Units not so redeemed be issued and delivered to the undersigned. The undersigned directs that the Specified Redemption Date be the date set forth below (or 5:00 p.m., Eastern time, on the First Business Day after such date if such date is not a Business Day), or 5:00 p.m., Eastern Time, on the tenth Business Day after receipt by the General Partner of this Notice of Redemption, if later. The undersigned hereby appoints the General Partner, with full power of substitution, as the undersigned's attorney-in- fact to coordinate the exact time of the redemption on behalf of the undersigned and any other Limited Partners exercising an option to redeem effective as of the same Specified Redemption Date as that of the undersigned.

        2. Investor Questionnaire. The undersigned has completed an Investor Questionnaire, the original of which is attached as Attachment A.

        3. Withholding Tax of Non-U.S. Persons. If the undersigned is a Non-U.S. Person, the undersigned will comply with the provisions of
   Section 6.3 of the Partnership Agreement with respect to the withholding obligations described therein.

        4. Representation. The undersigned represents and warrants that such Units being redeemed are free and clear of all liens, security interests, deeds of trust, pledges and other encumbrances, subject to the provisions of Section 6.3 of the Agreement.

   1.   Name and address of Redeeming Partner exercising the Redemption
        Right:

        _____________________________________________________________________
        _____________________________________________________________________
        _____________________________________________________________________
        _____________________________________________________________________

   2.   Signature of Redeeming Partner:

        _________________________________________  __________________________
                                                   Date

   3.   Date of Execution:

        ______________________________________________

   4. Number of Units owned by the Redeeming Partner being redeemed pursuant to this Notice of Redemption (check one):

        [_]  All Units owned by the undersigned

        [_]  Other (specify number if less than all): __________________ Units

   5. Specified Redemption Date (which is the effective date of the issuance of the Shares or payment of cash for this Notice of Redemption):

        _______________________________________

   6. Shares issued or cash paid pursuant to the exercise of the Redemption Right hereby should be sent to the address set forth in Paragraph 1 above, unless a different address is specified below. (If a different address is requested, insert below.)

                   __________________________________________________________
                   __________________________________________________________
                   __________________________________________________________
                   __________________________________________________________

                                   ATTACHMENT A

                              INVESTOR QUESTIONNAIRE


        This Investor Questionnaire is to be completed by partners of Regency Centers, L.P. (the "Partnership") redeeming limited partnership interests in the Partnership into shares of voting common stock (collectively, "Shares") of Regency Realty Corporation ("Regency"). The following information is needed in order to ensure compliance with the requirements of the private placement exemptions and applicable state exemptions, to determine whether the undersigned is an accredited investor and to determine whether the acquisition of Shares by the undersigned, if applicable, will be in compliance with Article 5.2 of Regency's Articles of Incorporation. The undersigned understands that Regency will rely upon the information contained herein for purposes of such determination.

        The undersigned also understands and agrees that, although Regency will use its best efforts to keep the information provided in the answers to this questionnaire strictly confidential, Regency may present this questionnaire and the information provided in answers to it to such parties as it deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of a private placement or if the contents hereof are relevant to any issue in any investigation, action, suit, or proceeding to which Regency is a party or by which it is or may be bound.

        The undersigned further understands that this questionnaire does not constitute an offer by Regency to sell any securities but merely is a request for information.

        In accordance with the foregoing, the following representations and information are hereby made and furnished.

   I. I have read the reports and other documents filed by Regency under Sections 13 and 14 of the Securities Exchange Act of 1934 during the most recent fiscal year of Regency and the current year to date.

   II. Except as indicated below, ownership of any Shares will be solely for my own account, for investment, and not for the account of any other person, or with a view to any resale, fractionalization, or distribution thereof.

        _____________________________________________________________________
        _____________________________________________________________________
        _____________________________________________________________________

   III. I am an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), by virtue of meeting the standard(s) which I have initialed below (please complete, if applicable):

        (Please initial, in the space provided, the statement(s) applicable to you.)

        ________  1.  I am a natural person and I have, or my spouse and I jointly have, a net worth (i.e., total assets in excess of total liabilities) in excess of $1,000,000.

                                            or
                                            --

        ________  2.  I am a natural person and have had an individual annual income (exclusive of my spouse's income, regardless of whether this is a joint investment with my spouse) in excess of $200,000, or joint annual income with my spouse in excess of $300,000, in each of the two most recent years and reasonably expect to reach the same income level in the current year.

                                            or
                                            --

        ________  3.  I am a corporation or a partnership with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring an interest in the Partnership or Regency.

                                             or
                                             --

        ________  4.  I am a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring an interest in the Partnership or Regency and investment decisions for the trust are and will be directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Act.

                                             or
                                             --

        ________  5.  I am a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, either acting in my individual capacity or in a fiduciary capacity.

                                             or
                                             --

        ________  6.  I am an insurance company as defined in Section 2(13)
                      of the Act.

                                             or
                                             --

        ________  7.  I am either an investment company registered under the
                      Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                                             or
                                             --

        ________  8.  I am a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958.

                                             or
                                             --

        ________  9.  I am a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and the plan's total assets exceed $5,000,000.

                                             or
                                             --

        ________  10. I am an employee benefit plan within the meaning of the
                      Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, the investment decisions are made solely by persons that are "Accredited Investors".

                                             or
                                             --

        ________  11. I am a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                                             or
                                             --

        ________  12. I am a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                                             or
                                             --

        ______    13. I am an entity in which all of the equity owners qualify as "Accredited Investors" under the standards set forth in paragraphs 1 through 12 above.(1)

   IV. I hereby represent and warrant that following the redemption, if I am an individual, I will not Beneficially Own any shares of capital stock of Regency ("Capital Stock") in excess of the Ownership Limit, and if the undersigned is a Person other than an individual, no ultimate individual owner of the Person will Beneficially own any shares of Capital Stock of Regency in excess of the Ownership Limit. For purposes of this representation, capitalized terms shall have the following meanings:


   _________________________________

   (1) IF STATEMENT 13 ABOVE HAS BEEN INITIALED, EACH EQUITY OWNER OF THE ENTITY MUST COMPLETE AN INVESTOR QUESTIONNAIRE.


             (a) "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock, either directly or indirectly, under Section 542(a)(2) of the Code, taking into account for this purpose (i) constructive ownership determined under Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code; and (ii) any future amendment to the Code which has the effect of modifying the ownership rules under Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (c) "Ownership Limit" shall mean 7% by value of the outstanding Capital Stock of Regency.

             (d) "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of
        Section 13(d)(3) of the Securities  Exchange Act of 1934, as amended.

   V.   Please Indicate Type of Ownership:

        ________  INDIVIDUAL (one signature requred)

        ________  PARTNERSHIP (an authorized general partner must sign)

        ________  CORPORATION (an authorized corporate officer must sign)

        ________ JOINT TENANTS WITH RIGHT OR SURVIVORSHIP (both or all parties must sign)

        ________ COMMUNITY PROPERTY (one signature required if Shares are to be held in one name, i.e., managing spouses; two signatures required if Shares are to be held in both names)

        ________  TENANTS IN COMMON (both or all parties must sign)

        ________  OTHER - Trust, etc.

   VI.  Please complete the following if an individual:

        Residence address:  __________________________________
                            __________________________________
                            __________________________________

        Citizenship (check one):    [_] USA        [_] Other

   VII. If the undersigned is not a natural person, please provide the following information with respect to the entity that will be a holder, directly or indirectly, of the Shares:

        1. The name and relationship to the undersigned entity of the person who will make the investment decision on behalf of the entity:

             Name:___________________________________________________________

             Relationship to Entity:_________________________________________

        2.   Address of Principal
             Place of Business:______________________________________________

                             Number and Street (Post Office Box Unacceptable)

             ________________________________________________________________
             City      State or Province       Country     Zip or Postal Code

        3.   Date of Formation:______________________________________________

        4.   Jurisdiction of Organization:___________________________________

        5.   I.R.S. Tax Identification Number:_______________________________

        6.   Number of Shareholders, Partners or Beneficiaries:______________

        7. Are any direct or indirect shareholders, partners or beneficiaries Non-U.S. Persons?

             _____ Yes    _____ No

   VIII. I represent to Regency that (a) the information contained herein is complete and accurate and may be relied upon by Regency and
             (b) I will notify Regency immediately of any material change in any of such information prior to the redemption.

        IN WITNESS WHEREOF, I have executed this Investor Questionnaire this ___ day of __________________, 199__.



   _________________________________________
   Type or Print Name


   _________________________________________
   Signature


   _________________________________________
   Type or Print Name of Spouse if interests are held as Joint Tenants, Tenants in Common, or Community Property


   _________________________________________
   Signature of Spouse if interests are
   held as Joint Tenants, Tenants in
   Common or Community Property


   _________________________________________
   If Applicable, Print Name of Entity


   _________________________________________
   Capacity of Individual Signing on Behalf of Entity